EXHIBIT 23.1
                             CONSENT OF ACCOUNTANTS



                               Henry Schiffer, CPA
                           An Accountancy Corporation
                          315 Beverly Drive, Suite 211
                            Beverly Hills, Ca. 90212

April 11, 2002


U.S. Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  USCORP, Inc. - Form S-8

Dear Sir/Madam:

     As independent certified public accountants, I hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of my report dated January 23, 2002 in USCORP, Inc.'s Form 10-KSB for the fiscal year ended September 31, 2001, and to all references to our firm included in this Registration Statement.

                                                    Sincerely,



                                                   /s/Henry Schiffer
                                                   -----------------
                                                   Henry Schiffer